UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2023

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement
On December 12, 2023 (the “Effective Date”), Lyft, Inc. (the “Company”) entered into Amendment No. 1 to Revolving Credit Agreement (the “Amendment”), with the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and certain lenders party thereto, which amends that certain Revolving Credit Agreement, dated as of November 3, 2022, by and among the Company, the Agent and certain lenders party thereto from time to time (the “Existing Agreement”, and the Existing Agreement as amended by the Amendment, the “Amended Agreement”).
The Amendment amends the Existing Agreement to, among other things: (i) permit the Company to refinance existing junior indebtedness (including the Company’s convertible senior notes due 2025) with proceeds from one or more new convertible debt issuance(s) or other subordinated indebtedness, subject to certain conditions set forth therein, (ii) permit the Company to repurchase up to $450.0 million of the Company’s convertible senior notes due 2025, (iii) extend the applicability of the existing liquidity covenant to the fiscal quarter ending June 30, 2024 and (iv) commence the date of the stepdown of the total leverage ratio from 3.50x to 3.00x at the fiscal quarter ending March 31, 2025.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Exhibit Description
10.1
Amendment No. 1 to Revolving Credit Agreement, dated as of December 12, 2023, by and among the Company, the other loan parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and certain other lenders party thereto

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	December 14, 2023	/s/ Erin Brewer
Erin Brewer
Chief Financial Officer